UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 20, 2004

SALESTACTIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26285	87-0419387
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA 92612

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 888 798-9200

(Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Disclaimer Regarding Forward Looking Statements

Certain statements contained in the following description of the business and operation of SalesTactix, Inc. (formerly known as Age Research, Inc. (the "Company")) and its subsidiaries which are not statements of historical fact are what is known as "forward-looking statements," which are basically statements about the future, and which for that reason involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "seeks," "anticipates," "expects," "goal, "hopes" and "objective" often identify such forward-looking statements, but are not the only indication that a statement is a forward-looking statement. Such forward-looking statements include statements of the plans and objectives of the Company's management with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or to fail to successfully implement such plans or achieve such objectives, or to cause such present and future operations to fail to produce revenues, income or profits.

Except as otherwise noted in this amended report on Form 8-K, "SalesTactix" the "Company," "we," "us" and "our" collectively refer to SalesTactix, Inc. and our subsidiaries.

Acquisition of NBD Marketing, Inc., ProspectWorks, Inc., SalesWare, Inc., and xSellsys, Inc.

As previously discussed by the Company in a Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 24, 2004, the Company has acquired, in a series of acquisitions (collectively, the "Acquisitions"), all of the outstanding capital stock of NBD Marketing, Inc., a California corporation ("NBD"), and SalesWare Inc., a Nevada corporation ("SalesWare"), and has formed an acquisition subsidiary, xSellsys, Inc., a California corporation ("xSellsys"), to acquire substantially all of the assets and liabilities of CRM SalesWare, Inc., a California corporation ("CRM SalesWare"). As a result of the consummation of the above transactions, as further described below (collectively, the "Transactions"), SalesWare, NBD, and xSellsys became wholly-owned subsidiaries of the Company, and ProspectWorks, Inc., a Nevada corporation and a subsidiary of NBD ("ProspectWorks" together with SalesWare, NBD, and xSellsys, the "Acquired Companies"), became an indirect, wholly-owned subsidiary of the Company. The Company is filing this amendment to the Form 8-K to provide additional information about the Acquired Companies and the financial statements as required by the rules and regulations promulgated by the Commission.

Acquisition of NBD and Its Wholly-Owned Subsidiary, ProspectWorks

On June 21, 2004, the Company acquired all of the issued and outstanding common stock of NBD pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated June 21, 2004 (the "NBD Agreement"). Under the NBD Agreement, the Company issued 7,500,000 shares of its common stock to the NBD shareholders in exchange for all of the outstanding shares of NBD. Of the 7,500,000 shares issued, 7,350,000 shares were issued to Thomas Ketchum and Jennie J. Ketchum, the controlling shareholders of NBD, with the remaining 150,000 shares issued equally to two minority shareholders of NBD. The 7,500,000 shares issued under the NBD Agreement will bear a restrictive legend, and represent, as of June 24, 2004, approximately 30.7% of the Company's outstanding shares. No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

Prior to, and in connection with the NBD Transaction, NBD acquired all of the outstanding shares of ProspectWorks in exchange for the issuance of 340 shares of NBD common stock to the shareholders of ProspectWorks pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated June 20, 2004.

As a result of the above transactions, NBD became a wholly-owned subsidiary of the Company and ProspectWorks became its indirect, wholly-owned subsidiary.

Acquisition of SalesWare

On June 21, 2004, the Company acquired all of the issued and outstanding common stock of SalesWare pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated June 21, 2004 (the "SalesWare Agreement"). Under the SalesWare Agreement, the Company issued 7,000,000 shares of its common stock to the sole shareholders of SalesWare, Vincent Michael Keyes III, Michael Isco and William Noonan, in exchange for all of the outstanding shares of SalesWare. Mr. Keyes and Mr. Isco each received 2,500,000 shares and Mr. Noonan received 2,000,000 shares. The 7,000,000 shares issued under the SalesWare Agreement will bear a restrictive legend, and represent, as of June 24, 2004, approximately 28.7% of the Company's outstanding shares. No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction. As a result of the transaction, SalesWare became a wholly-owned subsidiary of the Company.

Acquisition of xSellsys

On June 22, 2004, the Company acquired substantially all of the assets and liabilities of CRM SalesWare through its acquisition subsidiary, xSellsys. xSellsys acquired substantially all of the assets and liabilities of CRM SalesWare pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated June 21, 2004 (the "CRM SalesWare Agreement"). Under the CRM SalesWare Agreement, xSellsys acquired substantially all of the assets and liabilities of CRM SalesWare in exchange for the issuance of 1,000 shares of its common stock, constituting 100% of its issued and outstanding shares, to CRM SalesWare. Shortly thereafter, the Company acquired all of the outstanding shares of xSellsys pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated June 22, 2004 (the "xSellsys Agreement"). Under the xSellsys Agreement, the Company issued 3,000,000 shares of its common stock to CRM SalesWare, the sole shareholder of xSellsys, in exchange for all of the outstanding shares of xSellsys. CRM SalesWare intends to distribute the shares of the Company's common stock it acquired to its thirteen shareholders, none of whom own a majority of the outstanding shares of CRM SalesWare. The 7,500,000 shares issued under the xSellsys Agreement will bear a restrictive legend, and represent, as of June 24, 2004, approximately 12.3% of the Company's outstanding shares. No funds, loans or pledges of any kind were involved in the transaction. The xSellsys and CRM SalesWare transactions were a stock-for-stock and stock-for-asset transaction, respectively.

Business Overview

Corporate History

We were incorporated on July 10, 1984, under the name Mammon Oil & Gas, Inc., or Mammon, in the state of Utah. In February 1986, Mammon's shareholders approved proposals to change our business direction to the business of health care including research, development and marketing, and a name change to Volt Research, Inc. From August 1986 to August 1988, we engaged in operating clinics dedicated to Retin-A skin therapy. In August 1988, our management decided to phase out our clinic operations and concentrate on selling our expertise and skin care products directly to physicians. On January 1, 2004, we discontinued our business activities and operations and, since that date until our acquisition of NBD Marketing, Inc., ProspectWorks, Inc., SalesWare, Inc. and xSellsys, Inc. in June 2004, we had no revenues or earnings from operations.

Our Business

Following completion of our acquisitions of the Acquired Companies, we ceased our prior business operations, but intend to continue, and to expand, the business of Acquired Companies. NBD Marketing's ProspectWorks operation and software platform develops and provides sales opportunities in the form of sales leads and sales appointments for its client company's sales forces. CRM Salesware has developed and markets a Linux based hosted sales force automation (SFA) software platform branded as xSellsys. Salesware, Inc. is a sales organization selling sales force automation solutions and sales training nationally. These businesses combine to offer a unique hosted sales force automation solution for small businesses selling to businesses. The business is unique in its development and delivery of sales leads and sales appointment opportunities managed through a proprietary, hosted software system designed to move opportunities through a client's sales process to become customers for our clients. The turn key solution is designed for business to business selling.

SalesTactix Overview

SalesTactix is a provider of hosted sales force automation services. The hosted sales force automation solution provides an infrastructure that allows sales groups of any size to find, prospect and close more business. The methodologies and work flow has been designed around the business to business selling cycle starting with how a sales organization handles leads and prospect opportunities and moves them to become new customers. The hosted solution moves new clients into and through the business as a comprehensive customer relationship management, or CRM solution for our clients. Our hosted solution is designed to provide a low cost and simple to use application accessed through a conventional Web browser. Our hosted delivery infrastructure provides our clients a very low cost of entry into customer relationship management through our hosted sales force automation solution with none of the development and customization costs typical of enterprise software and the hidden costs associated with implementation with their business.

Industry Background

Enterprise Software Marketplace

Enterprise software has been focused differently for large businesses than it has been for mid size to small business markets. Every industry sector and sub sector has a number of software firms that have a high level of intimacy with the subtleties of the sector, the sectors language and business issues. These niche software firms have developed enterprise application such as accounting and billing platforms which address specific business and operational needs common to that sector but allow for some specific user demands which are treated as customization and are typically part of the cost of implementation. Less typical enterprise software application for mid to small business are areas such as enterprise resource planning, or ERP, and CRM. There are continued offerings to bring "large company" tools into smaller businesses by and through the same industry specific niche software providers. These are typically sold as a value added or enhanced version of the platform or application the business is presently using. The demand for more function has created friction for the niche enterprise software provider and user business which include a much higher cost to own, operate and maintain the software as well as the cost and complexity of allowing disparate systems, equipment, user groups and individual users access the same information.

The use of a hosted environment or co located alternative to client side software now allows many enterprise software firms to deploy, maintain, upgrade and monitor an enterprise software application for their clients through a direct internet connection with the application. This has also caused these same providers to rethink function and work flow to allow for more ease of use for their clients.

Hosted Application Services

The Internet has changed business in profound ways with increased bandwidth and ease of access. The simple email application has made businesses of every size highly dependant on connectivity to keep pace. This dependency has created an opportunity for the sector specific niche software providers who have heretofore been less noteworthy participants in their industry niche and having no user legacy to convert have been able to reinvent and re-deploy what they know about their niche through a simple Internet-based user interface. This gives these former low level sector participants a new advantage of not only knowing the subtleties of the industry niche but now a simple to use and easy to deploy advantage to their target business customer. This means low cost and high scalability for business users.

Our Opportunity

Our goal is to become the preferred provider of hosted sales force automation. Our focus is on the sales process exclusively. Our proprietary application has been developed by sales people for sales people with a focus on closing more opportunity. The management tools are powerful, allowing sales management to start, train and make immediate course corrections of sales teams, on a national, regional or individual basis. Our easy to access, easy to use delivery methodology allows sales representatives to keep connected to specific product training, personal sales development tools and every aspect of the prospect and client opportunities they are working on, all without client side software. Our deployment process reviews what our client sells, to who they sell and who does the selling to assure their own language and process are recognized in the application. Our goal is to enable clients to better find, track and close more business. Our platform provides an easy start and high scalability to our clients with minimal initial investment in software, hardware or implementation.

Description of Services and Products

SalesTactix is a provider of hosted sales force automation services. The hosted sales force automation solution provides an infrastructure that allows sales groups of any size to find, prospect and close more business. The methodologies and work flow have been designed around the business to business selling cycle starting with how a sales organization handles leads and prospect opportunities and moves them to become new customers. The hosted solution moves new clients into and through the business as a comprehensive customer relationship management, or CRM solution for our clients. Our hosted solution is designed to provide a low cost and simple to use application accessed through a conventional Web browser. Our hosted delivery infrastructure provides our clients a very low cost of entry into customer relationship management through our hosted sales force automation solution with none of the development and customization costs typical of enterprise software and the hidden costs associated with implementation with their business.

Sales and Marketing

We market directly to sales managers and senior business management. Our target market is that of sales organizations for small to mid sized businesses. We do sell to larger businesses with specific sales operations requiring our solution. We employ our own sales force to sell our target clients. We from time to time may allow groups to resell or co-brand our software for strategic selling reasons. We develop and produce our own marketing and sales materials in house which support our sales agenda. We have several large clients which represent more than 10% of our sales. The loss of any of these clients represents a significant risk to our company.

Suppliers

We have a primary data center alliance for the collocation of our servers. Despite redundancy of our data and server systems any environmental, legal, or other cause beyond our control such as an act of nature or criminal destruction of these facilities and equipment, could result in a serious loss for our company. We have made contingencies for such a loss but there are no sureties that our contingencies will prevent significant loss to the business in the event of data center or server destruction.

Competition

The market for our products and services is highly competitive and there are no substantial barriers to entry. Our competitors include, but are not limited to, Salesforce.com, SalesNet Inc. and NetSuite Inc. We expect that competition will intensify and that new competitors may enter the market in the future. Increased competition may result in reduce profit margins on our products and services. In addition, many of our competitors have longer operating histories, larger customer bases, longer relationships with clients, and significantly greater financial, technical, marketing, and public relations resources than us. Our ability to compete in our markets depends on a number of factors, some within and others outside our control. These factors include: brand awareness and market presence; the frequency and success of product and services introductions by us and by our competitors; the selling prices of our products and services and of our competitors' products and services; the performance of our products and of our competitors' products; our marketing ability and the marketing ability of our competitors; the quality of customer support offered by us and by our competitors; and industry and general economic trends.

Technology, Research and Development

SalesTactix is a provider of hosted sales force automation services. Our hosted solution is designed to provide a low cost and simple to use application accessed through a conventional Web browser. Our hosted delivery infrastructure provides our clients a very low cost of entry into customer relationship management through our hosted sales force automation solution with none of the development and customization costs typical of enterprise software and the hidden costs associated with implementation with their business. Our software and server are collocated in a primary tier 1 data center located in Virginia. The data center is engineered to the highest levels, with extensive systems to address security and network redundancy. Access to data centers is restricted by two-factor authentication including Biometric hand scanners. The data center is physically isolated from everyone but level three technicians. Public access is strictly forbidden. All entrances and common areas are monitored 24x7 via closed-circuit cameras.

Power systems are designed to run uninterrupted even in the unlikely event of a total power outage. All servers are fed with conditioned UPS (Uninterruptible Power Supply) power that will run if utility power fails. The UPS power subsystem is N+1 redundant with instantaneous failover in case the primary UPS fails. In the event of an extended power outage, on-site diesel generators can run indefinitely.

We use only fully redundant, enterprise-class routing equipment housed in its own secure, core routing room and fed with its own redundant power supply. Our fiber carriers enter the facilities at disparate access points to ensure that there is no service failure, even in the unlikely event of a fiber cut.

Patents, Trademarks And Licenses

We have applied for or have patents for xSellsys.com, xSellsys CRM, My Status Card, and SAMsys. Although we believe we have obtained common law rights through the use of the name "SalesTactix" in connection with our business that are independent of the United States Patent and Trademark Office registration process, our failure to obtain proprietary protection in the future for the use of the name "SalesTactix" could negatively affect our operations.

  We are not aware of any claims of infringement against us regarding our products or proprietary rights, nor have we made any claims against anyone asserting a violation of our intellectual property rights. Any future claims against us asserting infringement by us of third-party proprietary rights, even if not meritorious, could cause us to expend significant financial and managerial resources or even result in injunctions preventing us from distributing our products unless we obtain license rights which could be costly or may not be available on reasonable terms, if at all.

Employees

We currently employ 9 full-time equivalent employees and 3 part-time employees. None of our employees is represented by a labor union. We consider our relationship with our employees to be good.

Description of Property

Our executive and principal office located at 18101 Von Karman Ave, Ste. 330, Irvine, CA, 92612. We believe that our current premises provide sufficient space for our business operations and have no current plans to expand our facilities. We also have a call center that occupies 1,373 square feet and is located at 2001 East Fourth Street, Santa Ana, CA

Legal Proceedings

We are not a party to any material legal proceedings.

RISKS AND UNCETAINTIES

Our business, and the value of our common stock, is affected by certain risks and uncertainties, some of which include the following:

Our business prospects must be considered in light of the risks and uncertainties we face as an early-stage company entering into a new and evolving market.

We were formed as a result of a series of acquisitions completed in June of 2004. Therefore, we have a limited operating history and our business and prospects must be considered in light of the risks and uncertainties in an early-stage company entering into a new and evolving market. These risks and difficulties include the following:

  our ability to distribute, sell and market our services;

  our new and unproven business and technology models;

  the appeal of our services to our customers;

  the significant and ongoing funds needed to achieve our sales and marketing objectives;

  our ability to generate adequate revenue to support our operations;

  our ability to manage growth in personnel and operations; and

  the loss or injury of key personnel.

We may not be able to successfully address any of these risks or others, including the other risks related to our business and industry described below. Failure to adequately do so could seriously harm our business and cause our operating results to suffer.

In addition, as a result of our limited operating history, our historical financial and operating information is of limited value in predicting our future operating results. We may not accurately forecast customer behavior and recognize or respond to emerging trends, changing preferences or competitive factors facing us, and, therefore, we may fail to make accurate financial forecasts.

We Have Historically Lost Money And Losses May Continue In The Future, Which May Cause Us To Curtail Operations.

Since our inception, we have not been profitable and we may not be profitable in the future. We may continue to incur losses on a quarterly or annual basis for a number of reasons, some within and others outside our control. In addition, we expect our operating expenses to increase in the future as we expand our operations. If our revenue does not grow to offset these expected increased expenses, we will not become profitable. No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may experience liquidity and cash flow problems. If our losses continue, our ability to operate may be severely impacted.

If We Are Unable To Secure Future Capital, We Will Be Unable To Continue Our Operations.

The growth of our business will require the commitment of substantial capital resources. We have not been profitable in our operations. If funds are not available from operations, we will need additional funds. We may seek such additional funding through public and private financing, including debt or equity financing. Adequate funds for these purposes, whether through financial markets or from other sources, may not be available when we need them. Even if funds are available, the terms under which the funds are available to us may not be acceptable to us. Insufficient funds may require us to delay, reduce or eliminate some or all of our planned activities.

Our Independent Auditors Have Noted In Their Opinion That We Have Suffered Recurring Losses, Which Raises Substantial Doubt About Our Ability To Continue As A Going Concern.

To successfully execute our current strategy, we will need to improve our working capital position. The report of our independent auditors accompanying our financial statements for the year ended December 31, 2003 and the notes to our unaudited financial statements for the period ending June 30, 2004, however, includes an explanatory paragraph indicating there is a substantial doubt about the Company's ability to continue as a going concern due to recurring losses. We plan to overcome the circumstances that impact our ability to remain a going concern through a combination of increased revenues and decreased costs, with interim cash flow deficiencies being addressed through additional debt and/or equity financing. There can be no assurances that these plans will be successful.

We Are Subject to Price Volatility Due to Our Operations Materially Fluctuating.

As a result of the evolving nature of the markets in which we compete, as well as the current nature of the public markets and our current financial condition, we believe that our operating results may fluctuate materially, as a result of which quarter-to-quarter comparisons of our results of operations may not be meaningful. If in some future quarter, whether as a result of such a fluctuation or otherwise, our results of operations fall below the expectations of investors, the trading price of our common stock would likely be materially and adversely affected. You should not rely on our results of any interim period as an indication of our future performance. Additionally, our quarterly results of operations may fluctuate significantly in the future as a result of a variety of factors, many of which are outside our control. Factors that may cause our quarterly results to fluctuate include, among others:

  our ability to retain existing customers;

  our ability to attract new customers at a steady rate;

  our ability to maintain customer satisfaction;

  the extent to which our products and services gain market acceptance;

  introductions of products and services by competitors;

  price competition in the markets in which we compete;

  our ability to attract, train, and retain skilled management,

  the amount and timing of operating costs and capital expenditures relating to the expansion of our business, operations, and infrastructure; and

  general economic conditions and economic conditions specific to our industry.

If our services are not widely accepted, our operating results will be harmed.

The market for on-demand application services is new and unproven, and it is uncertain whether these services will achieve and sustain high levels of demand and market acceptance. Our success will depend to a substantial extent on the willingness of enterprises to increase their use of on-demand application services in general, and for hosted sales force automation services in particular. Many enterprises have invested substantial personnel and financial resources to integrate traditional enterprise software into their businesses, and therefore may be reluctant or unwilling to migrate to on-demand application services. Furthermore, some enterprises may be reluctant or unwilling to use on-demand application services because they have concerns regarding the risks associated with security capabilities, among other things, of the technology delivery model associated with these services. If enterprises do not perceive the benefits of on-demand application services, then the market for these services may not develop at all, or it may develop more slowly than we expect, either of which would significantly adversely affect our operating results.

Other factors, many of which are beyond our control, that may affect market acceptance of our service include:

  our limited operating history;

  development of our brand recognition;

  the price and performance of our service;

  the level of customization we can offer; and

  the availability, performance and price of competing products and services.

The inability of our service to achieve widespread market acceptance would harm our business. In addition, as a new company in this unproven market, we have limited insight into trends that may develop and affect our business. We may make errors in predicting and reacting to relevant business trends, which could harm our business.

Our limited operating history may impede acceptance of our service.

Our ability to increase revenue and reach and maintain profitability depends, in large part, on widespread acceptance of our service and technology. Our efforts to sell to our customers may not be successful. In particular, because we are a new emerging company with a limited operating history, our customers may have concerns regarding our viability and may prefer to purchase critical hosted sales force automation applications from one of our larger, more established competitors. Even if we are able to sell our service to these types of customers, they may insist on additional assurances from us that we will be able to provide adequate levels of service, which could harm our business.

The market in which we participate is intensely competitive, and if we do not compete effectively, our operating results could be harmed.

The market for CRM applications and hosted sales force automation is intensely competitive and rapidly changing, barriers to entry are relatively low, and with the introduction of new technologies and market entrants, we expect competition to intensify in the future.  Our current principal competitors include Salesforce.com, SalesNet Inc. and NetSuite Inc. We also face competition from businesses that develop their own sales force automation applications internally, as well as from enterprise software vendors and online service providers who may develop and/or bundle sales force automation products with their products in the future. We also face competition from some of our larger and more established competitors who historically have been packaged hosted sales force and CRM software vendors, but who are developing directly competitive on-demand hosted sales force and CRM application services offerings, such as Siebel Systems through Siebel CRM OnDemand. Many of our competitors have longer operating histories, greater name recognition, larger customer bases, longer relationships with clients, and significantly greater financial, technical, marketing, and public relations resources than us. As a result, our competitors may engage in substantial advertising and promotion, attract a greater number of customers and business, and be able to respond more quickly and effectively to new or changing opportunities, technologies, standards or customer requirements than we can. Furthermore, because of these advantages, even if our service is more effective than the products that our competitors offer, potential customers might accept competitive products and services in lieu of purchasing our service. In addition, pricing pressures and increased competition generally could result in reduced sales, reduced margins or the failure of our service to achieve or maintain more widespread market acceptance, any of which could harm our business. For all of these reasons, we may not be able to compete successfully against our current and future competitors.

If our security measures are breached and unauthorized access is obtained to a customer's data, our service may be perceived as not being secure and customers may curtail or stop using our service.

Our service involves the storage and transmission of customers' proprietary information, and security breaches could expose us to a risk of loss of this information, litigation and possible liability. If our security measures are breached as a result of third-party action, employee error, malfeasance or otherwise, and, as a result, someone obtains unauthorized access to one of our customers' data, our reputation will be damaged, our business may suffer and we could incur significant liability. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or to implement adequate preventative measures. If an actual or perceived breach of our security occurs, the market perception of the effectiveness of our security measures could be harmed and we could lose sales and customers.

Defects in our service could diminish demand for our service and subject us to substantial liability.

Because our service is complex, it may have errors or defects that users identify after they begin using it, which could harm our reputation and our business. Since our customers use our service for important aspects of their business, any errors, defects or other performance problems with our service could hurt our reputation and may damage our customers' businesses. If that occurs, customers could elect not to renew, or delay or withhold payment to us, we could lose future sales or customers may make warranty claims against us, which could result in an increase in our provision for doubtful accounts, an increase in collection cycles for accounts receivable or the expense and risk of litigation.

  Any failure to protect our intellectual property rights could impair our ability to protect our proprietary technology and our brand.

If we fail to protect our intellectual property rights adequately, our competitors might gain access to our technology, and our business might be harmed. In addition, defending our intellectual property rights might entail significant expense. Any of our intellectual property rights may be challenged by others or invalidated through administrative process or litigation. Furthermore, legal standards relating to the validity, enforceability and scope of protection of intellectual property rights are uncertain. Effective patent, trademark, copyright and trade secret protection may not be available to us in every country in which our service is available. The laws of some foreign countries may not be as protective of intellectual property rights as those in the United States, and mechanisms for enforcement of intellectual property rights may be inadequate. Accordingly, despite our efforts, we may be unable to prevent third parties from infringing upon or misappropriating our intellectual property.

We might be required to spend significant resources to monitor and protect our intellectual property rights. We may initiate claims or litigation against third parties for infringement of our proprietary rights or to establish the validity of our proprietary rights. Any litigation, whether or not it is resolved in our favor, could result in significant expense to us and divert the efforts of our technical and management personnel.

We may be sued by third parties for alleged infringement of their proprietary rights.

The software and Internet industries are characterized by the existence of a large number of patents, trademarks and copyrights and by frequent litigation based on allegations of infringement or other violations of intellectual property rights. As the number of entrants into our market increases, the possibility of an intellectual property claim against us grows. Our technologies may not be able to withstand any third-party claims or rights against their use. Any intellectual property claims, with or without merit, could be time-consuming and expensive to litigate or settle, and could divert management attention from executing our business plan.

We Could Fail To Attract Or Retain Key Personnel, Which Could Be Detrimental To Our Operations

Our success is heavily dependent on the efforts, abilities and continued active participation of our senior management. The loss of the services of these individuals, and other principal design or technical staff, would diminish our ability to deliver signature work that our clients desire and otherwise severely harm our business because of their irreplaceable skills and experience. We do not maintain "key person" life insurance on our key personnel. We also have other key employees who manage our operations and if we were to lose their services, senior management would be required to expend time and energy to replace and train their replacements. To the extent that we are smaller than our competitors and have fewer resources we may not be able to attract the sufficient number and quality of staff. There can be no assurance that we will be able to recruit or retain other qualified personnel, should it be necessary to do so.

Our success is dependent upon our ability to effectively manage the growth of our operations.

Our success will depend in part upon the ability of our senior management to manage our growth effectively. To do so, we must continue to hire, train and manage new employees as needed. If our new hires perform poorly, or if we are unsuccessful in hiring, training, managing and integrating these new employees, or if we are not successful in retaining our existing employees, our business may be harmed. To manage the expected growth of our operations and personnel, we will need to continue to improve our operational, financial and management controls and our reporting systems and procedures. The additional headcount and capital investments we intend on adding will increase our cost base, which will make it more difficult for us to offset any future revenue shortfalls by offsetting expense reductions in the short term. If we fail to successfully manage our growth, we will be unable to execute our business plan.

The concentration of our capital stock ownership with insiders will likely limit your ability to influence corporate matters.

Our executive officers, directors, current 5 percent or greater stockholders and affiliated entities will together beneficially own more than a majority of our common stock outstanding. As a result, these stockholders, acting together, will have control over most matters that require approval by our stockholders, including the election of directors and approval of significant corporate transactions. Corporate action might be taken even if other stockholders oppose them. This concentration of ownership might also have the effect of delaying or preventing a change of control of our company that other stockholders may view as beneficial.

We Have Never Paid Dividends on Our Common Stock and You May Never Receive Dividends.

We have not paid any cash dividends on our common stock to date and we do not anticipate paying cash dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be at the discretion of our Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. There can be no assurance that cash dividends of any kind will ever be paid.

Our Common Stock May Be Affected By Limited Trading Volume And May Fluctuate Significantly, Which May Affect Our Shareholders' Ability To Sell Shares Of Our Common Stock

There has been a limited public market for our common stock and there can be no assurance that a more active trading market for our common stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that we will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time. These factors may negatively impact shareholders' ability to sell shares of our common stock.

Because Our Stock Is Considered A Penny Stock, Any Investment In Our Stock Is Considered To Be A High-Risk Investment And Is Subject To Restrictions On Marketability.

Trading of our common stock is conducted over-the-counter through the NASD Electronic Bulletin Board and covered by Rule 15g-9 under the Securities Exchange Act of 1934. Under this rule, broker/dealers who recommend these securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities are exempt from this rule if the market price is at least $5.00 per share.

The Securities and Exchange Commission adopted regulations that generally define a "penny stock" as any equity security that has a market price of less than $5.00 per share. Additionally, if the equity security is not registered or authorized on a national securities exchange or the NASDAQ and the issuer has net tangible assets under $2,000,000, the equity security also would constitute a "penny stock." Our common stock does constitute a penny stock because our common stock has a market price less than $5.00 per share and our common stock is not quoted on Nasdaq. As our common stock falls within the definition of penny stock, these regulations require the delivery, prior to any transaction involving our common stock, of a disclosure schedule explaining the penny stock market and the risks associated with it. Furthermore, the ability of broker/dealers to sell our common stock and the ability of shareholders to sell our common stock in the secondary market may be limited. As a result, the market liquidity for our common stock is adversely affected. We can provide no assurance that trading in our common stock will not be subject to these or other regulations in the future, which may negatively affect the market for our common stock. Furthermore, this lack of liquidity also may make it more difficult for us to raise capital in the future.

Future Acquisitions May Disrupt Our Business And Deplete Our Financial Resources

Any future acquisitions we make could disrupt our business and seriously harm our financial condition. While we have no current agreements to do so, we may consider investments in complementary companies and products. In the event of any future acquisitions, we may:

  issue stock that would dilute our current stockholders' percentage ownership;

  incur debt;

  assume liabilities;

  incur amortization expenses related to goodwill and other intangible assets; or

  incur large and immediate write-offs.

The use of debt or leverage to finance our future acquisitions should allow us to make acquisitions with an amount of cash in excess of what may be currently available to us. If we use debt to leverage up our assets, we may not be able to meet our debt obligations if our internal projections are incorrect or if there is a market downturn. This may result in a default and the loss in foreclosure proceedings of the acquired business or the possible bankruptcy of our business.

Our operation of any acquired business will also involve numerous risks, including:

  integration of the operations of the acquired business and its products;

  unanticipated costs and potential write-offs of acquired assets;

  diversion of management's attention from our core business;

  adverse effects on existing business relationships with suppliers and customers;

  risks associated with entering markets in which we have limited prior experience;

  potential loss of key employees, particularly those of the purchased organizations; and

  inability to generate sufficient revenue to offset acquisition or investment costs..

In addition, if we finance acquisitions by issuing convertible debt or equity securities, our existing stockholders may be diluted which could affect the market price of our stock. As a result, if we fail to properly evaluate and execute acquisitions or investments, our business and prospects may be seriously harmed.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Audited financial statements of the Acquired Companies for the years ended December 31, 2003 and 2002 are filed as Exhibit 99.1

Unaudited pro forma financial statements of the Company for the year ended December 31, 2003, giving effect to the Acquisitions, are filed as Exhibit 99.2

Unaudited financial statements of the Company for the three and six months ended June 30, 2004, giving effect to the Acquisitions, are filed as Exhibit 99.3.

Exhibits

Exhibit 99.1	Audited financial statements of the Acquired Companies for the years ended December 31, 2003 and 2002.
Exhibit 99.2	Unaudited pro forma financial statements of the Company for the year ended December 31, 2003, giving effect to the Acquisitions.
Exhibit 99.3	Unaudited financial statements of the Company for the three and six months ended June 30, 2003 giving effect to the Acquisitions..

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SalesTactix, Inc.,
a Delaware corporation

Date: September 7, 2004	By /s/ Vincent Michael Keyes
Vincent Michael Keyes, III, President